UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report(date of earliest event reported): October 13, 2010

CAPITAL GOLD CORPORATION
(Exact name of registrant as specified in Charter)

Delaware	0-13078	13-3180530
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

76 Beaver Street, 14th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 344-2785

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain “forward looking statements” and information within the meaning of the the Private Securities Litigation Reform Act of 1995 that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management.  When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements.  Such statements reflect our current view with respect to future events and are subject to significant risks, uncertainties, assumptions and other factors (including the risks disclosed in the Filings) relating to our industry and our operations and results of operations.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results (including, without limitation, the results of the shareholder litigation described in this Current Report on Form 8-K) may differ significantly from the results that are anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, including levels of activity, performance, achievements or outcomes.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01                      Other Events.

On October 13, 2010, Larry R. Pait filed a lawsuit against Capital Gold Corporation (the “Company”) and its directors in the Court of Chancery in the State of Delaware claiming, among other things, that the directors of Capital Gold breached their fiduciary duties to the Company in connection with the approval of the merger agreement between the Company and Gammon Gold Inc. The plaintiff purports to represent a class of all stockholders of Capital Gold stock other than stockholders who are affiliates of Capital Gold.  The plaintiff has asked the Court to enjoin the Company from consummating its merger with Gammon Gold. The Company believes all the plaintiff’s allegations are without merit and intends to vigorously defend itself against such allegations.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL GOLD CORPORATION

/s/ Christopher Chipman
Name: Christopher Chipman
Title: Chief Financial Officer

Dated: October 21, 2010